                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2003

                             MDI TECHNOLOGIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                                          84-1165714
(State of Incorporation)                       (IRS Employer Identification No.)

                        940 West Port Plaza Dr. Suite 100
                               St. Louis, MO 63146
                    (Address of Principal Executive Offices)

                                 (314) 439-6400
              (Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE

         Exhibit No. 99.1 Press Release of MDI Technologies, Inc. (the Company),
                          dated October 1, 2003

On October 1, 2003, the Company issued a press release (the "Press Release") reporting its acquisition of the assets of Horizon Healthcare Technologies, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by reference. In accordance with General Instruction B.2, of Form 8-K, the information contained in the Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall I be deemed incorporated by reference IN ANY FILING UNDER THE Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 1, 2003


                                             MDI TECHNOLOGIES, INC.


                                             By: /s/ Todd A. Spence
                                                 ------------------
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number  99.1   Press Release of MDI Technologies, Inc. ( the "Company"),
                       dated July 14, 2003.